SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2004

                            MS Structured Asset Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

 Delaware                        333-101155               13-4026700
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File      (IRS Employer
       of Incorporation)             Number)           Identification No.)

                          1585 Broadway, Second Floor
                            New York, New York               10036
                             Attention: John Kehoe
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

Exhibit 4.1    Trust Agreement

Exhibit 5.1    Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1   Consent of Cleary, Gottlieb, Steen & Hamilton
               (included in Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 19, 2004

                                                     MS STRUCTURED ASSET CORP.
                                                     (Registrant)


                                                     By: /s/ John Kehoe
                                                        ------------------------
                                                     Name:  John Kehoe
                                                     Title: Vice President

                                  EXHIBIT INDEX


Exhibit 4.1       Trust Agreement

Exhibit 5.1       Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton
                  (included in Exhibit 5.1)